GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (86.16%)

Private Investment Funds (77.89%)*
AEW Core Property Trust (U.S.), Inc.	48,877	$49,356,574
American Core Realty Fund, L.P.	287	35,478,444
Ares Real Estate Enhanced Income Fund, L.P.	N/A	62,279,187
Barings Core Property Fund, L.P.	101,597	13,663,064
BGO Diversified US Property Fund, L.P.	24,498	53,997,886
BlackRock US Core Property Fund	N/A	34,811,044
Brookfield Senior Mezzanine Real Estate Finance Fund	103,100	105,188,972
CBRE U.S. Core Partners, L.P.	68,035,280	97,210,290
Clarion Gables Multifamily Trust, L.P.	143,690	181,503,999
Clarion Lion Industrial Trust, L.P.	54,291	119,919,417
Clarion Lion Properties Fund, L.P.	155,932	236,174,511
Cortland Growth and Income Fund, L.P.	199,861	221,929,529
CrossHarbor Strategic Debt Fund, L.P.	N/A	103,697,995
GWL U.S. Property Fund, L.P.	N/A	24,585,288
Hancock U.S. Real Estate Fund, L.P.	51,863	67,460,591
Heitman America Real Estate Trust, L.P.	26,888	30,941,328
Heitman Core Real Estate Debt Income Trust	145,882	146,467,887
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	606,815	61,885,822
MetLife Commercial Mortgage Income Fund, L.P.	10,055	10,138,740
Morgan Stanley Prime Property Fund	11,492	214,096,597
Oaktree Real Estate Income Fund, L.P.	N/A	141,695,212
PGIM Real Estate US Debt Fund, L.P.	71,134	84,881,426
Principal Real Estate Liquid Debt Fund, L.P.	2,600,000	66,110,356
PRISA, L.P.	99,700	174,244,982
Prologis Targeted U.S. Logistics Fund, L.P.	35,450	62,972,363
RREEF America REIT II, Inc.	169,674	21,395,705
Sentinel Real Estate Fund, L.P.	876	76,824,015
Stockbridge Smart Markets Fund, L.P.	42,893	66,649,755
TA Realty Core Property Fund, L.P.	136,944	155,262,482
TCM CRE Credit Fund, L.P.	102,290	101,641,168
Torchlight Value Fund, LLC	58,847	51,286,659
UBS Trumbull Property Fund	1,725	17,476,750
USAA US Government Building Fund, LLC	N/A	73,462,696
Ventas Life Science And Healthcare Real Estate Fund	75,000	82,557,813
Voya Commercial Mortgage Lending Fund, L.P.	N/A	60,003,027
		3,107,251,574

Publicly Traded Securities (8.27%)
Alexandria Real Estate Equities, Inc.	45,820	7,434,295

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
American Campus Communities, Inc.	51,490	$1,800,090
American Homes 4 Rent, Class A	168,250	4,525,925
American Tower Corp.	32,500	8,402,550
Americold Realty Trust	164,130	5,957,919
Apple Hospitality REIT, Inc.	229,590	2,217,839
AvalonBay Communities, Inc.	64,690	10,003,662
Boston Properties, Inc.	81,940	7,405,737
Brixmor Property Group, Inc.	310,900	3,985,738
Columbia Property Trust, Inc.	118,170	1,552,754
Corporate Office Properties Trust	51,370	1,301,716
Cousins Properties, Inc.	152,160	4,538,933
CubeSmart	306,770	8,279,722
CyrusOne, Inc.	71,150	5,176,162
DiamondRock Hospitality Co.	215,430	1,191,328
Digital Realty Trust, Inc.	97,700	13,884,147
Douglas Emmett, Inc.	81,310	2,492,965
Duke Realty Corp.	135,470	4,794,283
Empire State Realty Trust, Inc., Class A	239,990	1,679,930
Equinix, Inc.	34,310	24,095,913
Equity Residential	214,520	12,618,066
Extra Space Storage, Inc.	90,820	8,389,043
Gaming and Leisure Properties, Inc.	66,690	2,307,474
Healthcare Trust of America, Inc., Class A	208,380	5,526,238
Healthpeak Properties, Inc.	439,010	12,099,116
Host Hotels & Resorts, Inc.	451,520	4,871,901
Invitation Homes, Inc.	541,930	14,919,333
Iron Mountain, Inc.	102,880	2,685,168
JBG SMITH Properties	219,180	6,481,153
Kilroy Realty Corp.	69,910	4,103,717
Life Storage, Inc.	19,500	1,851,525
Medical Properties Trust, Inc.	308,440	5,798,672
Mid-America Apartment Communities, Inc.	71,070	8,149,597
Park Hotels & Resorts, Inc.	175,620	1,736,882
Prologis, Inc.	255,240	23,821,549
Realty Income Corp.	141,840	8,439,480
Regency Centers Corp.	90,000	4,130,100
Retail Opportunity Investments Corp.	314,200	3,559,886
Retail Properties of America, Inc., Class A	540,100	3,953,532
Rexford Industrial Realty, Inc.	72,140	2,988,760
Sabra Health Care REIT, Inc.	218,250	3,149,347
SBA Communications Corp.	27,170	8,094,486
SL Green Realty Corp.	27,580	1,359,418
STAG Industrial, Inc.	214,000	6,274,480
STORE Capital Corp.	189,700	4,516,757

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Sun Communities, Inc.	57,960	$7,864,013
UDR, Inc.	264,540	9,888,505
Ventas, Inc.	195,550	7,161,041
VEREIT, Inc.	1,220,990	7,850,966
Welltower Inc	124,100	6,422,175
WP Carey, Inc.	101,910	6,894,212
Xenia Hotels & Resorts, Inc.	117,790	1,098,981
		329,727,181

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $3,237,434,848)		3,436,978,755

MUTUAL FUND (0.69%)
Fidelity Advisor® Real Estate Income Fund, Class Z	2,572,623	27,629,975

TOTAL MUTUAL FUND
(Cost $31,206,884)		27,629,975

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (4.62%)(a)
American Homes 4 Rent, Series D	6.50%	75,000	1,908,750
American Homes 4 Rent, Series E	6.35%	165,000	4,111,800
American Homes 4 Rent, Series F	5.88%	123,000	3,062,700
American Homes 4 Rent, Series G	5.88%	18,000	451,800
American Homes 4 Rent, Series H	6.25%	193,065	4,925,088
Boston Properties, Inc., Series B	5.25%	105,000	2,628,150
Brookfield Property Partners L.P., Series A	6.50%	55,000	1,005,400
Brookfield Property REIT, Inc., Series A	6.38%	117,000	1,804,140
Digital Realty Trust, Inc., Series G	5.88%	47,923	1,206,222
Digital Realty Trust, Inc., Series J	5.25%	93,000	2,354,760
Digital Realty Trust, Inc., Series K	5.85%	182,132	4,780,965
Digital Realty Trust, Inc., Series L	5.20%	150,000	3,775,500
EPR Properties, Series G	5.75%	124,380	2,125,654
Federal Realty Investment Trust, Series C	5.00%	260,322	6,403,921
Hersha Hospitality Trust, Series C	6.88%	83,393	973,613
Hersha Hospitality Trust, Series D	6.50%	109,000	1,237,150
Hersha Hospitality Trust, Series E	6.50%	36,552	418,155
Kimco Realty Corp., Series L	5.13%	67,000	1,570,480
Kimco Realty Corp., Series M	5.25%	129,000	3,036,660
National Retail Properties, Inc., Series F	5.20%	325,000	7,751,250
National Storage Affiliates Trust, Series A	6.00%	182,571	4,675,643
Pebblebrook Hotel Trust, Series C	6.50%	61,271	1,221,744
Pebblebrook Hotel Trust, Series D	6.38%	23,404	444,442
Pebblebrook Hotel Trust, Series E	6.38%	150,044	2,699,291
Pebblebrook Hotel Trust, Series F	6.30%	160,000	2,964,800
PS Business Parks, Inc., Series W	5.20%	174,639	4,299,612
PS Business Parks, Inc., Series X	5.25%	115,000	2,848,550
PS Business Parks, Inc., Series Y	5.20%	90,000	2,226,600
PS Business Parks, Inc., Series Z	4.88%	216,000	5,151,600
Public Storage, Series D	4.95%	48,400	1,217,260

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
Public Storage, Series H	5.60%	168,000	$4,480,560
Public Storage, Series I	4.88%	14,500	366,850
Public Storage, Series J	4.70%	40,000	1,005,600
Public Storage, Series L	4.63%	200,000	5,084,000
Public Storage, Series V	5.38%	216,000	5,404,320
Public Storage, Series W	5.20%	111,000	2,779,440
QTS Realty Trust, Inc., Series A	7.13%	105,209	2,832,226
Rexford Industrial Realty, Inc., Series A	5.88%	180,000	4,544,280
Rexford Industrial Realty, Inc., Series B	5.88%	79,000	2,020,820
Rexford Industrial Realty, Inc., Series C	5.63%	193,549	4,896,809
Saul Centers, Inc., Series D	6.13%	187,288	4,270,167
Saul Centers, Inc., Series E	6.00%	231,964	5,193,674
Seritage Growth Properties, Series A	7.00%	187,000	2,783,495
SITE Centers Corp., Series A	6.38%	302,000	6,749,700
SITE Centers Corp., Series K	6.25%	125,000	2,817,500
Spirit Realty Capital, Inc., Series A	6.00%	240,000	5,839,200
STAG Industrial, Inc., Series C	6.88%	21,053	545,483
Summit Hotel Properties, Inc., Series E	6.25%	150,000	2,686,500
Sunstone Hotel Investors, Inc., Series E	6.95%	135,267	3,316,747
Sunstone Hotel Investors, Inc., Series F	6.45%	196,339	4,780,855
Taubman Centers, Inc., Series J	6.50%	125,500	2,705,780
Taubman Centers, Inc., Series K	6.25%	142,000	3,060,100
Urstadt Biddle Properties, Inc., Series H	6.25%	110,000	2,289,100
Urstadt Biddle Properties, Inc., Series K	5.88%	113,000	2,254,350
VEREIT, Inc., Series F	6.70%	323,229	8,087,190
Vornado Realty Trust, Series K	5.70%	217,500	4,950,300
Vornado Realty Trust, Series L	5.40%	143,000	3,161,730
Vornado Realty Trust, Series M	5.25%	101,000	2,203,820

TOTAL PREFERRED STOCKS
(Cost $198,210,838)			184,392,296

	7-Day Yield
SHORT TERM INVESTMENT (6.99%)
Federated Hermes Treasury Obligations Fund, Class IS	0.10%	279,045,711	279,045,711

TOTAL SHORT TERM INVESTMENT
(Cost $279,045,711)			279,045,711

TOTAL INVESTMENTS (98.46%)
(Cost $3,745,898,281)			$3,928,046,737

Other Assets In Excess Of Liabilities (1.54%)			61,348,857
NET ASSETS (100.00%)			$3,989,395,594

(a)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of interest.

Common Abbreviations:
LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Description	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2020
$49,356,574	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
35,478,444	American Core Realty Fund, L.P.	Quarterly	10	0
62,279,187	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
13,663,064	Barings Core Property Fund, L.P.	Quarterly	30	0
53,997,886	BGO Diversified US Property Fund, L.P.	Quarterly	N/A**	0
34,811,044	BlackRock US Core Property Fund	Quarterly	60	0
105,188,972	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	22,998,806
97,210,290	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
181,503,999	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
119,919,417	Clarion Lion Industrial Trust, L.P.	Quarterly	90	25,000,000
236,174,511	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
221,929,529	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
103,697,995	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
24,585,288	GWL U.S. Property Fund, L.P.	Quarterly	90	0
67,460,591	Hancock U.S. Real Estate Fund, L.P.	Quarterly	60	0
30,941,328	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
146,467,887	Heitman Core Real Estate Debt Income Trust	Quarterly	90	37,287,561
61,885,822	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	38,765,997
10,138,740	MetLife Commercial Mortgage Income Fund, L.P.	Quarterly	90	0
214,096,597	Morgan Stanley Prime Property Fund	Quarterly	90	0
141,695,212	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
84,881,426	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	0
66,110,356	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
174,244,982	PRISA, L.P.	Quarterly	90	0
62,972,363	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	34,000,000
21,395,705	RREEF America REIT II, Inc.	Quarterly	45	0
76,824,015	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
66,649,755	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
155,262,482	TA Realty Core Property Fund, L.P.	Quarterly	45	0
101,641,168	TCM CRE Credit Fund, L.P.	Quarterly	90	26,500,000
51,286,659	Torchlight Value Fund, LLC	Monthly	15	0
17,476,750	UBS Trumbull Property Fund	Quarterly	60	0
73,462,696	USAA US Government Building Fund, LLC	Quarterly	60	0
82,557,813	Ventas Life Science And Healthcare Real Estate Fund	Quarterly	90	75,000,000
60,003,027	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$3,107,251,574				$259,552,364

**	Written notice required for redemption, no minimum timeline required.

See Notes to Quarterly Schedule of Investments.

Griffin Institutional Access Real Estate Fund

Notes to Quarterly Schedule of Investments

June 30, 2020 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities of the Fund are valued at their current market values determined on the basis of readily available market quotations. Market quotations are obtained from independent pricing services approved by the Board of Trustees (the “Trustees”). If market quotations are not readily available, or if the available quotations are not believed to be reflective of market value, securities are valued at fair value in good faith pursuant to the procedures adopted by the Trustees. The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the valuation policy approved by the Trustees. Fair valuation procedures may be applied when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is unreliable. There is no single standard for determining fair value of a security. Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate the Fund’s NAV.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-ended private investment funds that elect to be treated as real estate investment trusts (“REIT”) for tax purposes. Further, the Private Investment Funds generally include private funds that invest in real estate assets (“Private Equity REITs”) and private funds that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The Private Investment Funds measure their investment assets at fair value and report a NAV on a calendar quarter basis. For non-calendar quarter-end days, the fair value of each Private Equity REIT is determined by adjusting the most recent NAV for each Private Equity REIT by the change in a proprietary index that the Trustees have deemed to be representative of the Private Equity REIT market. With regard to the Private Debt Funds, the Adviser will accrue income on a daily basis and update the NAV, generally on a quarterly basis, utilizing the NAVs issued by the Private Debt Funds. In the event that a NAV is not provided by a Private Investment Fund following the end of the quarter or if the Adviser becomes aware of developments warranting an update to a Private Investment Fund's valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective net asset value each quarter. As of June 30, 2020, all of the Fund’s investments in Private Investment Funds were valued at their respective sponsored issued NAVs.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended June 30, 2020, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of June 30, 2020:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$3,107,251,574
Publicly Traded Securities	329,727,181	–	–	329,727,181
Mutual Fund	27,629,975	–	–	27,629,975
Preferred Stocks	184,392,296	–	–	184,392,296
Short Term Investment	279,045,711	–	–	279,045,711
Total	$820,795,163	$–	$–	$3,928,046,737

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

There were no transfers out of or into Level 3 during the six months ended June 30, 2020.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of June 30, 2020, the Fund had total Unfunded Commitments in the amount of $259,552,364.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. Risk Factors

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of June 30, 2020, the Fund had 91.47% of the value of its net assets invested within the real estate industry.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Other Investment Companies – The Fund may invest in securities of other investment companies, including mutual funds and Exchange-Traded Funds (“ETFs”) that invest principally, directly or indirectly, in real estate or real estate related securities. Because mutual funds and ETFs incur their own fees and expenses, shareholders of the Fund will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of a mutual fund or an ETF. Unlike mutual funds, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-ended Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

COVID-19 Risk – An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of real estate securities with properties, operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. The extent to which COVID-19 will affect the Fund, the Fund’s service providers and/or such issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.